IAE PROPRIETARY INFORMATION
Exhibit 10.3(aa)

628 Hebron Avenue, Suite 400
Glastonbury, CT 06033 USA

May 1, 2012

Mr. Mark Powers
Senior Vice President and Treasurer
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, NY 11101

Subject:	Side Letter No. 36 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999.

Ladies and Gentlemen:

We refer to the General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG (“IAE”) and JetBlue Airways Corporation (“JetBlue”), as amended from time to time, such contract being hereinafter referred to as the "Agreement".

Unless expressly stated to the contrary, and to the extent possible, capitalized terms used in this Side Letter Agreement No. 36 (“Side Letter No. 36”) shall have the same meaning given to them in the Agreement. In the event of a conflict between the terms and provisions of this Side Letter No. 36 and those of the Agreement, this Side Letter No. 36 shall govern.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Revision to Exhibit B-1

1.1
The Parties hereby agree that Exhibit B-1 to the Agreement, Aircraft Delivery Schedules, is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Appendix 1 hereto which captures the amendments as set forth in Clause 2 below.

2.	Aircraft [***]

2.1.
Firm Aircraft No. 124 and Firm Aircraft No. 125, with actual delivery dates of [***] 2012 and June 2012, respectively (collectively the “Q2 2012 Firm Aircraft” and each a “Q2 2012 Firm Aircraft”), shall be [***].

2.2.	Q2 2012 Firm Aircraft shall receive [***].

2.3.	The [***] upon delivery and acceptance of each Q2 2012 Firm Aircraft shall be [***] as set forth in Section D of Side Letter No. 25 to the Agreement, if applicable.
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
Exhibit 10.3(aa)

3.	Miscellaneous

3.1	This Side Letter No. 36 is not, and shall not be construed as, a waiver of either Party’s rights or remedies.

3.2
This Side Letter No. 36 contains matters of a confidential and proprietary nature and is delivered on the express condition that its terms shall not be disclosed to any third party or reproduced in whole or in part for anyone other than the parties hereto without the other party's prior written consent, unless otherwise stated herein.

3.3
This Side Letter No. 36 constitutes a valid, legal, binding obligation. This Side Letter No. 36 shall be construed and interpreted in accordance with the laws of the State of Connecticut, United States of America with the exception of its conflict of law provisions.

3.4	This Side Letter No. 36 may be executed in one or more counterparts, each of which when so executed and delivered shall be an original but shall constitute one and the same instrument.

Except as expressly amended by this Side Letter No. 36, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	JetBlue Airways Corporation
/s/ Debarshi Mandal____________________ Name	/s/ Mark D. Powers______________________ Name
Commercial Manager __________________ Title	CFO__________________________________ Title
5/1/2012____________________________ Date	5/1/2012______________________________ Date

IAE PROPRIETARY INFORMATION
Exhibit 10.3(aa)

APPENDIX 1

Exhibit B-1

Aircraft Delivery Schedules

As of May 2012
____________________________________________________________________________________
Glossary Notes:

•	Delivered Aircraft are indicated by Italics typeface

•	Existing Firm Aircraft are indicated by normal typeface

•	Incremental Firm Aircraft are indicated by an asterisk (*)

•	2004 Incremental Aircraft, including all 2004 Incremental Aircraft and all Option Aircraft are indicated by bold typeface.

•
Applicable escalation formulae, indicated for the calculation of Fleet Introductory Assistance credits, are in accordance with Side Letter No. 13 and Side Letter No. 17 to the Agreement, as amended by Side Letter No. 25 to the Agreement.

____________________________________________________________________________________

Rank No.	Aircraft	Contracted Month	Contracted Year	Applicable Escalation
No. 1	Firm Aircraft	[***]	2000	Formula I
No. 2	Firm Aircraft	[***]	2000	Formula I
No. 3	Firm Aircraft	[***]	2000	Formula I
No. 4	Firm Aircraft	[***]	2000	Formula I
No. 5	Firm Aircraft	[***]	2000	Formula I
No. 6	Firm Aircraft	[***]	2000	Formula I
No. 7	Firm Aircraft	[***]	2001	Formula I
No. 8	Firm Aircraft	[***]	2001	Formula I
No. 9	Firm Aircraft	[***]	2001	Formula I
No. 10	Firm Aircraft	[***]	2001	Formula I
No. 11	Firm Aircraft	[***]	2001	Formula I
No. 12	Firm Aircraft	[***]	2001	Formula I
No. 13	Firm Aircraft	[***]	2001	Formula I
No. 14	Firm Aircraft	[***]	2002	Formula I
No. 15	Firm Aircraft	[***]	2002	Formula I
No. 16	Firm Aircraft	[***]	2002	Formula I
No. 17	Firm Aircraft	[***]	2002	Formula I
No. 18	Firm Aircraft	[***]	2002	Formula I
No. 19	Firm Aircraft	[***]	2002	Formula I
No. 20	Firm Aircraft	[***]	2002	Formula I
No. 21	Firm Aircraft	[***]	2002	Formula I
No. 22	Firm Aircraft	[***]	2002	Formula I
No. 23	Firm Aircraft	[***]	2002	Formula I
No. 24	Firm Aircraft	[***]	2002	Formula I
No. 25	Firm Aircraft	[***]	2002	Formula I

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
Exhibit 10.3(aa)

Rank No.	Aircraft	Contracted Month	Contracted Year	Applicable Escalation
No. 26	Firm Aircraft	[***]	2002	Formula I
No. 27	Firm Aircraft	[***]	2002	Formula I
No. 28	Firm Aircraft	[***]	2002	Formula I
No. 29	Firm Aircraft	[***]	2002	Formula I
No. 30	Firm Aircraft	[***]	2003	Formula I
No. 31	Firm Aircraft	[***]	2003	Formula I
No. 32	Firm Aircraft	[***]	2003	Formula I
No. 33	Firm Aircraft	[***]	2003	Formula I
No. 34	Firm Aircraft	[***]	2003	Formula I
No. 35	Firm Aircraft	[***]	2003	Formula I
No. 36	Firm Aircraft	[***]	2003	Formula I
No. 37	Firm Aircraft	[***]	2003	Formula I
No. 38	Firm Aircraft	[***]	2003	Formula I
No. 39	Firm Aircraft	[***]	2003	Formula I
No. 40	Firm Aircraft	[***]	2003	Formula I
No. 41	Firm Aircraft	[***]	2003	Formula I
No. 42	Firm Aircraft	[***]	2003	Formula I
No. 43	Firm Aircraft	[***]	2003	Formula I
No. 44	Firm Aircraft	[***]	2003	Formula I
No. 45	Firm Aircraft	[***]	2004	Formula I
No. 46	Firm Aircraft	[***]	2004	Formula I
No. 47	Firm Aircraft	[***]	2004	Formula I
No. 48	Firm Aircraft	[***]	2004	Formula I
No. 49	Firm Aircraft	[***]	2004	Formula I
No. 50	Firm Aircraft	[***]	2004	Formula I
No. 51	Firm Aircraft	[***]	2004	Formula I
No. 52	Firm Aircraft	[***]	2004	Formula I
No. 53	Firm Aircraft	[***]	2004	Formula I
No. 54	Firm Aircraft	[***]	2004	Formula I
No. 55	Firm Aircraft	[***]	2004	Formula I	*
No. 56	Firm Aircraft	[***]	2004	Formula I
No. 57	Firm Aircraft	[***]	2004	Formula I
No. 58	Firm Aircraft	[***]	2004	Formula I
No. 59	Firm Aircraft	[***]	2004	Formula I	*
No. 60	Firm Aircraft	[***]	2005	Formula I
No. 61	Firm Aircraft	[***]	2005	Formula I
No. 62	Firm Aircraft	[***]	2005	Formula I	*
No. 63	Firm Aircraft	[***]	2005	Formula I
No. 64	Firm Aircraft	[***]	2005	Formula I
No. 65	Firm Aircraft	[***]	2005	Formula I
No. 66	Firm Aircraft	[***]	2005	Formula I

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
Exhibit 10.3(aa)

Rank No.	Aircraft	Contracted Month	Contracted Year	Applicable Escalation
No. 67	Firm Aircraft	[***]	2005	Formula I	*
No. 68	Firm Aircraft	[***]	2005	Formula I
No. 69	Firm Aircraft	[***]	2005	Formula I
No. 70	Firm Aircraft	[***]	2005	Formula I
No. 71	Firm Aircraft	[***]	2005	Formula I	*
No. 72	Firm Aircraft	[***]	2005	Formula I
No. 73	Firm Aircraft	[***]	2005	Formula I
No. 74	Firm Aircraft	[***]	2005	Formula I	*
No. 75	Firm Aircraft	[***]	2005	Formula I	*
No. 76	Firm Aircraft	[***]	2006	Formula II
No. 77	Firm Aircraft	[***]	2006	Formula I
No. 78	Firm Aircraft	[***]	2006	Formula I	*
No. 79	Firm Aircraft	[***]	2006	Formula I	*
No. 80	Firm Aircraft	[***]	2006	Formula I
No. 81	Firm Aircraft	[***]	2006	Formula I	*
No. 82	Firm Aircraft	[***]	2006	Formula I
No. 83	Firm Aircraft	[***]	2006	Formula I	*
No. 84	Firm Aircraft	[***]	2006	Formula I	*
No. 85	Firm Aircraft	[***]	2006	Formula I
No. 86	Firm Aircraft	[***]	2006	Formula I	*
No. 87	Firm Aircraft	[***]	2006	Formula I	*
No. 88	Firm Aircraft	[***]	2006	Formula I
No. 89	Firm Aircraft	[***]	2006	Formula I	*
No. 90	Firm Aircraft	[***]	2006	Formula I	*
No. 91	Firm Aircraft	[***]	2006	Formula II
No. 92	Firm Aircraft	[***]	2007	Formula I
No. 93	Firm Aircraft	[***]	2007	Formula I
No. 94	Firm Aircraft	[***]	2007	Formula II
No. 95	Firm Aircraft	[***]	2007	Formula I
No. 96	Firm Aircraft	[***]	2007	Formula I
No. 97	Firm Aircraft	[***]	2007	Formula I
No. 98	Firm Aircraft	[***]	2007	Formula I	*
No. 99	Firm Aircraft	[***]	2007	Formula I	*
No. 100	Firm Aircraft	[***]	2007	Formula I	*
No. 101	Firm Aircraft	[***]	2007	Formula I	*
No. 102	Firm Aircraft	[***]	2007	Formula I	*
No. 103	Firm Aircraft	[***]	2007	Formula I	*
No. 104	Firm Aircraft	[***]	2008	Formula I	*
No. 105	Firm Aircraft	[***]	2008	Formula I	*
No. 106	Firm Aircraft	[***]	2008	Formula I	*
No. 107	Firm Aircraft	[***]	2008	Formula I	*

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
Exhibit 10.3(aa)

Rank No.	Aircraft	Contracted Month	Contracted Year	Applicable Escalation
No. 108	Firm Aircraft	[**]	2008	Formula I	*
No. 109	Firm Aircraft	[***]	2008	Formula I	*
No. 110	Firm Aircraft	[***]	2008	Formula I	*
No. 111	Firm Aircraft	[***]	2008	Formula I	*
No. 112	Firm Aircraft	[***]	2008	Formula I	*
No. 113	Firm Aircraft	[***]	2008	Formula I	*
No. 114	Firm Aircraft	[***]	2008	Formula I	*
No. 115	Firm Aircraft	[***]	2008	Formula I	*
No. 116	Firm Aircraft	[***]	2009	Formula I	*
No. 117	Firm Aircraft	[***]	2009	Formula I	*
No. 118	Firm Aircraft	[***]	2009	Formula I	*
No. 119	Firm Aircraft	[***]	2010	Formula I	*
No. 120	Firm Aircraft	[***]	2010	Formula I	*
No. 121	Firm Aircraft	[***]	2010	Formula I	*
No. 122	Firm Aircraft	[***]	2011	Formula II
No. 123	Firm Aircraft	[***]	2011	Formula II
No. 124	Firm Aircraft	[***]	2011	Formula II
No. 125	Firm Aircraft	[***]	2011	Formula II
No. 126	Firm Aircraft	[***]	2011	Formula I	*
No. 127	Firm Aircraft	Year	2012	Formula I	*
No. 128	Firm Aircraft	Year	2012	Formula I	*
No. 129	Firm Aircraft	Year	2012	Formula I	*
No. 130	Firm Aircraft	Year	2012	Formula I	*
No. 131	Firm Aircraft	Year	2012	Formula I	*
No. 132	Firm Aircraft	Year	2012	Formula I	*
No. 133	Firm Aircraft	Year	2012	Formula II
No. 134	Firm Aircraft	Year	2012	Formula II
No. 135	Firm Aircraft	Year	2012	Formula II
No. 136	Firm Aircraft	Year	2012	Formula II
No. 137	Firm Aircraft	Year	2012	Formula I	*
No. 138	Firm Aircraft	Year	2012	Formula I	*
No. 139	Firm Aircraft	Year	2012	Formula I	*
No. 140	Firm Aircraft	Year	2013	Formula I	*
No. 141	Firm Aircraft	Year	2013	Formula I	*
No. 142	Firm Aircraft	Year	2013	Formula I	*
No. 143	Firm Aircraft	Year	2013	Formula II
No. 144	Firm Aircraft	Year	2013	Formula II
No. 145	Firm Aircraft	Year	2013	Formula I	*
No. 146	Firm Aircraft	Year	2013	Formula II
No. 147	Firm Aircraft	Year	2013	Formula II

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
Exhibit 10.3(aa)

Rank No.	Aircraft	Contracted Month	Contracted Year	Applicable Escalation
No. 148	Firm Aircraft	Year	2013	Formula II
No. 149	Firm Aircraft	Year	2013	Formula II
No. 150	Firm Aircraft	Year	2013	Formula II
No. 151	Firm Aircraft	Year	2013	Formula II
No. 152	Firm Aircraft	Year	2013	Formula II
No. 153	Firm Aircraft	Year	2014	Formula I	*
No. 154	Firm Aircraft	Year	2014	Formula II
No. 155	Firm Aircraft	Year	2014	Formula II
No. 156	Firm Aircraft	Year	2014	Formula II
No. 157	Firm Aircraft	Year	2014	Formula II
No. 158	Firm Aircraft	Year	2014	Formula II
No. 159	Firm Aircraft	Year	2014	Formula II
No. 160	Firm Aircraft	Year	2014	Formula II
No. 161	Firm Aircraft	Year	2014	Formula II
No. 162	Firm Aircraft	Year	2014	Formula I	*
No. 163	Firm Aircraft	Year	2014	Formula II
No. 164	Firm Aircraft	Year	2014	Formula II
No. 165	Firm Aircraft	Year	2015	Formula II
No. 166	Firm Aircraft	Year	2015	Formula II
No. 167	Firm Aircraft	Year	2015	Formula II
No. 168	Firm Aircraft	Year	2015	Formula II
No. 169	Firm Aircraft	Year	2015	Formula I	*
No. 170	Firm Aircraft	Year	2015	Formula I	*
No. 171	Firm Aircraft	Year	2015	Formula I	*
No. 172	Firm Aircraft	Year	2015	Formula I	*
No. 173	Firm Aircraft	Year	2015	Formula I	*

2004 Option Aircraft

Rank No.	Aircraft	Month	Applicable Escalation	Year
No. 174	Option Aircraft	[***] Qtr	Formula II	2011
No. 175	Option Aircraft	[***] Qtr	Formula II	2011
No. 176	Option Aircraft	[***] Qtr	Formula II	2011
No. 177	Option Aircraft	[***] Qtr	Formula II	2012
No. 178	Option Aircraft	[***] Qtr	Formula II	2012
No. 179	Option Aircraft	[***]Qtr	Formula II	2012
No. 180	Option Aircraft	[***] Qtr	Formula II	2012
No. 181	Option Aircraft	[***] Qtr	Formula II	2013
No. 182	Option Aircraft	[***] Qtr	Formula II	2013

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
Exhibit 10.3(aa)

Rank No.	Aircraft	Month	Applicable Escalation	Year
No. 183	Option Aircraft	[***] Qtr	Formula II	2013
No. 184	Option Aircraft	[***] Qtr	Formula II	2013
No. 185	Option Aircraft	[***] Qtr	Formula II	2013
No. 186	Option Aircraft	[***] Qtr	Formula II	2013
No. 187	Option Aircraft	[***] Qtr	Formula II	2013
No. 188	Option Aircraft	[***] Qtr	Formula II	2014
No. 189	Option Aircraft	[***] Qtr	Formula II	2014
No. 190	Option Aircraft	[***] Qtr	Formula II	2014
No. 191	Option Aircraft	[***] Qtr	Formula II	2014
No. 192	Option Aircraft	[***] Qtr	Formula II	2015
No. 193	Option Aircraft	[***] Qtr	Formula II	2015
No. 194	Option Aircraft	[***] Qtr	Formula II	2015
No. 195	Option Aircraft	[***] Qtr	Formula II	2015

Option Aircraft to be delivered after December 31, 2011 are subject to IAE and Airbus SAS concurrence on extension of the current purchase agreement between the parties.

Leased Aircraft

Year	Number	Delivery Dates
1999	1	1 [***]
2000	3	1 [***], 1 [***], 1 [***]
2001	4	1 [***], 2 [***], 1 [***]
2003	1	1 [***]
2004	1	1 [***]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.